UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2010
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46000 Center Oak Plaza Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 6, 2010, NeuStar, Inc. (the “Company” or “Neustar”) announced preliminary financial results for the third quarter of 2010. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) In connection with the events described below, Jeffrey Ganek was replaced as Chief Executive Officer of the Company effective October 15, 2010.
(c) Effective October 15, 2010, Lisa Hook, 52, was appointed as President and Chief Executive Officer of the Company. Information about Ms. Hook’s business experience is incorporated herein by reference to the “Executive Officers and Management” section of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2010 (File No. 001-32548).
There are no arrangements or understandings between Ms. Hook and any other person pursuant to which she was selected to be an officer of the Company, nor are there any transactions between the Company and Ms. Hook that are reportable under Item 404(a) of Regulation S-K. There are no family relationships between Ms. Hook and any other executive officer or director of the Company.
The information called for in Item 5.02(c)(3) of Form 8-K has not been determined at the time of filing of this Current Report. In accordance with Instruction 2 to Item 5.02, the Company intends to file an amendment to this Current Report containing such information within four business days after the information is determined.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) On October 5, 2010, the Board of Directors amended the Company’s Amended and Restated Bylaws to permit separation of the positions of Chairman of the Board and Chief Executive Officer and to define the powers and duties of each. A copy of the Amended and Restated Bylaws, as amended, is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
The information under Item 2.02 of this Current Report, including the exhibit attached hereto related to Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The following materials are attached as exhibits to this Current Report:

Exhibit
Number	Description
99.1	Press Release of Neustar, dated October 6, 2010.
99.2	Amended and Restated Bylaws of Neustar.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2010	NEUSTAR, INC.
	By:	/s/ Paul S. Lalljie
		Name:	Paul S. Lalljie
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Neustar, dated October 6, 2010.
99.2	Amended and Restated Bylaws of Neustar.

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